SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                               September 17, 1998
                             0-11890 Date of Report
            (Date of Earliest Commission File Number Event Reported)


                                VISTA PROPERTIES
             (Exact Name of Registrant as Specified in its Charter)


         California                                          13-3179078
(State or other jurisdiction                              (I.R.S. Employer
     of incorporation)                                  Identification Number)




                             411 West Putnam Avenue
                                    Suite 270
                          Greenwich, Connecticut 06830
               (Address of Principal Executive Offices) (Zip Code)




                                 (203) 862-7444
              (Registrant's telephone number, including area code)

Item 3.  Bankruptcy or Receivership.

         An order confirming a Plan of Reorganization (the "Plan") of Vista Properties (the "Debtor") was entered in the United States Bankruptcy Court, Northern District of California, on or about September 17, 1998. (Except as set forth herein, all defined terms have the meanings given to them in the Plan.)

         Substantially all the Debtor's property consists of two assets. One of the assets is a 20-story office building at 250 Park Avenue, New York City, New York, together with a long-term leasehold interest in the land upon which the building is situated and any interest of the Debtor in equipment and personal property located on or used in connection with the property (the "New York Property"). The New York Property is subject to a lien in excess of its value in favor of The Chase Manhattan Bank, as Trustee for The General Motors Corporation Hourly-Rate Employees Pension Trust, and as Trustee for the General Motors Corporation Salaried Employees Pension Trust (the "Pension Fund Trustee"). The other asset is a three-story office building in Irving, Texas, together with a long-term leasehold interest in the land upon which the building is situated and any interest of the Debtor in equipment and personal property located on or used in connection with the property (the "Texas Property"). The Texas Property is subject to a lien in excess of its value in favor of the Nations Bank Texas, N.A., as trustee for the Policemen and Firemen Retirement System of the City of Detroit (the "Texas Mortgagee").

         Under the terms of the Plan, the Debtor will transfer (1) the New York Property and related assets to an entity controlled by the Pension Fund Trustee and (2) the Texas Property and related assets to an entity controlled by the Texas Mortgagee. Residual assets, if any, will be transferred to the New York Transferee (an affiliate of the Pension Fund Trustee).

         All unsecured creditors (other than the Debtor's affiliates) will be paid in full on the Effective Date, unless their claims are disputed, or are due and payable after the Effective Date or are subject to an agreement permitting the deferral of payment. Unsecured creditors will be paid interest from the Petition Date to the Effective Date at a rate of 9% per annum simple interest, except to the extent that a creditor shall have asserted a right to a greater rate of interest pursuant to an agreement with the Debtor. The funds necessary to pay creditors are comprised of (1) $1,000,000 of the Pension Fund Trustee's cash collateral, which would otherwise be returned to the Pension Fund Trustee, and (2) $205,000 of prepetition retainers paid by the Debtor to its professionals, which will be returned to the estate.

         Substantially all the Debtor's executory contracts and leases will be assumed, including all leases for the New York Property and the Texas Property.

         Holders of equity interests in the Debtor, including General Partners and Limited Partners, will receive no distributions under the Plan and will have their interests canceled on the Effective Date. General Partners and Limited Partners may recognize taxable gain upon the Effective Date of the Plan.

         Designation and Treatment of Classes. The Plan divides holders of Claims against and interests in the Debtor into seven classes as follows:

                  1. Class 1 (Priority Claims). Class 1 consists of all Allowed Priority Claims. Class 1 is not impaired. All Allowed Priority Claims are to be paid in full, in Cash, in such amounts as are incurred in the ordinary course of business by the Debtor or the Receiver of the New York Property, or in such amounts as such Claims are allowed by the Bankruptcy Court (a) upon the later of the Effective Date or the date upon which the Bankruptcy Court enters a Final Order allowing such Priority Claim; or (b) upon such other terms as may be agreed to between the Pension Fund Trustee and any holder of an Allowed Priority Claim.

                  2. Class 2A (Texas Mortgagee Claim). Class 2A consists of the Claim of the Texas Mortgage in the amount of $16,380,111. On the Effective Date, the Texas Property will be transferred to an affiliate of the Texas Mortgagee according to such terms as are agreed to between the Pension Fund Trustee and the Texas Mortgagee.

                  3. Class 2B (Pension Fund Claim). Class 2B consists of the Claim filed by the Pension Fund Trustee on or about October 27, 1997, as thereafter amended. Class 2B is impaired. On the Effective Date, the Debtor will transfer the New York Property and the Other New York Assets to the New York Transferee, free and clear of any and all Liens and similar encumbrances other than the New York Permitted Exceptions. Concurrently with the transfer, the Plan provides that the Debtor, the Receiver or third parties will deliver or cause to be delivered to the Pension Fund Trustee all remaining cash and undeposited checks and funds held in the New York Accounts, and all funds in third parties' possession relating to the New York Property, including, without limitation, funds held in tax escrow accounts. Notwithstanding the foregoing, $1,000,000 of the Pension Fund Trustee's cash collateral will be used to fund the Plan.

                  4. Class 3 (Allowed Unsecured Claims). Class 3 consists of all Allowed Unsecured Claims other than Claims in Class 4. Class 3 is not impaired. All Allowed Unsecured Claims will be paid in full, in cash, with interest accruing from the Petition Date at the rate of 9% per annum simple interest or at such other rate of interest as the holder of such Allowed Unsecured Claim requests and is entitled to under contract, in such amounts as such Claims are Allowed by the Bankruptcy Court (a) upon the later of the Effective Date or the date upon which the Bankruptcy court enters a Final Order allowing such Unsecured Claim; or (b) upon such other terms as may be agreed to between the Pension Fund Trustee and any holder of such Allowed Unsecured Claim.

                  5. Class 4 (Affiliate Claims). Class 4 consists of all Affiliate Claims. Class 4 is impaired. All holders of Allowed Affiliate Claims will be paid their respective Pro Rata shares of all Cash in the Plan Fund after all Administrative Expense Claims, Tax Claims and Claims in Classes 1 and 3 are paid in full, in such amounts as such Claims are Allowed. In no event will any holder of an Allowed Affiliate Claim receive distributions in excess of the face amount of such Allowed Affiliate Claim.

                  6. Class 5 (Limited Partners' Interests). Class 5 consists of all Interests in the Debtor held by Limited Partners. Class 5 is impaired. All Interests in the Debtor held by the Limited Partners will be canceled, annulled and extinguished as of the Effective Date.

                  7. Class 6 (General Partners' Interests). Class 6 consists of all Interests in the Debtor held by General Partners. Class 6 is impaired. All Interests in the Debtor held by General Partners will be canceled, annulled and extinguished as of the Effective Date.

         The number of Units of Limited Partnership Interest of the Debtor issued and outstanding is 92,810. No Units of Limited Partnership Interest are reserved under the Plan for future issuance.

Item 7.  Financial Statements and Exhibits.

         Information as to the assets and liabilities of the Debtor as of August 31, 1998 is set forth on Exhibit A hereto.

         Copies of the Plan and the Order Confirming Pension Fund Trustee's First Amended Plan of Reorganization (August 26, 1998) are to be attached in a future Amendment to this Form 8-K.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     VISTA PROPERTIES
                                                     (Registrant)

Dated:  September 30, 1998                     By:   IR Vista Realty Corp.
                                                     Management General Partner




                                               By:   /s/Allan B. Rothschild
                                                     ---------------------------
                                                     Allan B. Rothschild
                                                     Executive Vice President




                                               By:   /s/Lawrence R. Schachter
                                                     ---------------------------
                                                     Lawrence R. Schachter
                                                     Senior Vice President and
                                                         Chief Financial Officer

                                                                        EXHIBITA


                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA




In re:  [CASE NAME]                                     Case No.    97-45990J
                                                                    ---------

     VISTA  PROPERTIES                                  CHAPTER 11
                                                        MONTHLY OPERATING REPORT
                                                        (Real Estate Case)


                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED              Aug-98
                   --------------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                          End of          End of          As of
                                                                                          Current          Prior        Petition
2.   Asset/Liability Summary                                                               Month           Month         Filing
       Current Assets (Book Value)                                                      $ 12,443,313    $ 11,890,443   $  7,624,655
                                                                                       --------------  -------------- --------------
       Total Assets (Book Value)                                                        $112,405,847    $112,166,821   $108,215,550
                                                                                       --------------  -------------- --------------
       Current Liabilities                                                              $    438,562    $    415,915   $          0
                                                                                       --------------  -------------- --------------
       Total Liabilities                                                                $224,474,910    $224,452,263   $224,292,770
                                                                                       --------------  -------------- --------------

                                                                                                                        Petition
                                                                                          Current          Prior         Date to
3.   Statement of Cash Receipts & Disbursements for Month                                  Month           Month        Month End
       a.  Total Receipts                                                                $ 1,238,060     $ 1,598,438    $22,462,235
                                                                                       --------------  -------------- --------------
       b.  Total Disbursements                                                              $511,288     $ 3,897,940    $17,354,173
                                                                                       --------------  -------------- --------------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                       $726,772     ($2,299,502)   $ 5,108,062
                                                                                       --------------  -------------- ==============
       d.  Cash Balance Beginning of Month                                               $ 9,597,627     $11,897,129
                                                                                       --------------  --------------
       e.  Cash Balance End of Month (c + d)                                             $10,324,399     $ 9,597,627
                                                                                       ==============  ==============

4.   Post-petition Liabilities & Receivables                                              Receivables                    Liabilities
       Balance at End of Previous Month                                                     $423,644                       $415,915
                                                                                       --------------                 --------------
       Balance at End of Current Month                                                      $505,627                       $438,562
                                                                                       --------------                 --------------

5.   Past Due Post-Petition Liabilities
       Balance at End of Previous Month (over 30 days)                                      $404,040
                                                                                       --------------
       Balance at End of Current Month (over 30 days)                                       $415,915
                                                                                       --------------

                                                                                                            Yes            No
6.   Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)               X
                                                                                                       -------------- --------------
7.   Have any payments been made to pre-petition creditors,  other than payments in the normal  course to secured  creditors  or  lessors?  (if yes,  attach
     listing including date of payment, amount of payment and name of payee)                               X (A)
                                                                                                       -------------- --------------
8.   Have any payments been made to officers, insiders, shareholders, relatives?
     (if yes,  attach listing  including date of payment,  amount and reason for
     payment, and name of payee)                                                                                            X
                                                                                                       -------------- --------------
9.   Have any  payments  been made to  professionals?  (if yes,  attach  listing including  date of  payment,  amount  of  payment  and name of  payee)  See
     Schedule attached                                                                                       X
                                                                                                       -------------- --------------
10.  If you answered yes to line 7,8, or 9, were all such payments approved by the court?                    X
                                                                                                       -------------- --------------
11.  Is the estate insured for replacement cost of assets and for general liability?                         X
                                                                                                       -------------- --------------
12.  Are U.S. Trustee quarterly fees current?                                                                X
                                                                                                       -------------- --------------

     I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


     Date:  29-Sep-98
            ---------                         ----------------------------------
                                                   Responsible Individual

     (A) Based upon information received from the Receivers counsel the Receiver has paid certain pre-petition liabilities incurred in the operation of the N.Y. property.

                                              BALANCE SHEET
                                            (Real Estate Case)

                                   For the Month Ended AUGUST 31, 1998
                                   -----------------------------------

                                                ($       )
                                                ----------

        Assets

                                                                       From Schedules
                                                                      to Balance Sheet       BOOK VALUE
               Current Assets                                         ----------------       ----------
   1           Cash and cash equivalents - unrestricted                                     $ 10,324,399
                                                                                            ------------
   2           Cash and cash equivalents - restricted
                                                                                            ------------
   3           Accounts receivable (net)                                      A             $    505,627
                                                                                            ------------
   4           Prepaid expenses                                                             $  1,064,300
                                                                                            ------------
   5           Other:
               -----------------------------------------------                              ------------
   6              REAL ESTATE TAX ESCROW BALANCE                                            $    548,987
               -----------------------------------------------                              ------------
   7
               -----------------------------------------------                              ------------

   8              Total Current Assets                                                      $ 12,443,313
                                                                                            ------------

               Property and Equipment (Book Value)
   9           Real property                                                  C             $ 89,208,639
                                                                                            ------------
  10           Machinery and equipment                                        D             $          0
                                                                                            ------------
  11           Furniture and fixtures                                         D             $          0
                                                                                            ------------
  12           Office equipment                                               D             $          0
                                                                                            ------------
  13           Leasehold improvements                                         D             $          0
                                                                                            ------------
  14           Vehicles                                                       D             $          0
                                                                                            ------------
  15           Other:                                                         D
               -----------------------------------------------                              ------------
  16                                                                          D
               -----------------------------------------------                              ------------
  17                                                                          D
               -----------------------------------------------                              ------------
  18                                                                          D
               -----------------------------------------------                              ------------
  19                                                                          D
               -----------------------------------------------                              ------------

  20              Total Property and Equipment                                              $ 89,208,639
                                                                                            ------------

               Other Assets
  21
               -----------------------------------------------                              ------------
  22           UTILITY DEPOSITS                                                             $    132,591
               -----------------------------------------------                              ------------
  23           DEFERRED LEASING COSTS                                                       $  5,466,992
               -----------------------------------------------                              ------------
  24           STEPPED LEASE RENTALS RECEIVABLE                                             $  5,154,312
               -----------------------------------------------                              ------------

  25              Total Other Assets                                                        $ 10,753,895
                                                                                            ------------

  26              Total Assets                                                              $112,405,847
                                                                                            ============



        NOTE:
               Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

                                                        Liabilities and Equity
                                                          (Real Estate Case)

                                                           ($           )
                                                              ----------


                                                                                              From Schedules
         Liabilities                                                                         to Balance Sheet
                  Post-Petition                                                                     ----------------
                  Current Liabilities
  27              Salaries and wages
                                                                                                -------------
  28              Payroll taxes
                                                                                                -------------
  29              Real and personal property taxes
                                                                                                -------------
  30              Income taxes
                                                                                                -------------
  31              Notes payable (short term)
                                                                                                -------------
  32              Accounts payable (trade)                                      A               $    149,832
                                                                                                -------------
  33              Real property lease arrearage
                                                                                                -------------
  34              Personal property lease arrearage
                                                                                                -------------
  35              Accrued professional fees                                                      UNDETERMINED
                                                                                               --------------
  36              Current portion of long-term debt (due within 12 months)
                                                                                               --------------
  37              Other:
                               -----------------------------------------                       --------------
  38                 ACCRUED SUPERVISORY MANAGEMENT FEE                                        $     288,730
                     ---------------------------------------------------                       -------------
  39
                     ---------------------------------------------------                       --------------

  40              Total Current Liabilities                                                    $     438,562
                                                                                               --------------

  41              Long-Term Debt, Net of Current Portion
                                                                                               --------------

  42              Total Post-Petition Liabilities                                              $     438,562
                                                                                               --------------

                  Pre-Petition Liabilities (allowed amount to be determined)
  43              Secured claims                                                E              $ 221,698,704
                                                                                               --------------
  44              Priority unsecured claims                                     E              $      16,200
                                                                                               --------------
  45              General unsecured claims                                      E              $   2,321,444
                                                                                               --------------

  46              Total Pre-Petition Liabilities                                               $ 224,036,348
                                                                                               --------------

  47              Total Liabilities                                                            $ 224,474,910
                                                                                               --------------

                  Equity (Deficit)

  48                 LIMITED PARTNERS DEFICIT - 92,810 UNITS
                     -----------------------------------------------------------               --------------
  49                              ISSUED AND OUTSTANDING                                       ($109,887,932)
                     ---------------------------------------------------                       --------------
  50                 GENERAL PARTNERS DEFICIT                                                    ($2,181,131)
                     ---------------------------------------------------                       --------------
  51
                     ---------------------------------------------------                       --------------
  52
                                                                                               --------------
  53              Total Equity (Deficit)                                                       ($112,069,063)
                                                                                               --------------


  54              Total Liabilities and Equity (Deficit)                                       $ 112,405,847
                                                                                               ==============

                                                    Schedules to the Balance Sheet
                                                          (Real Estate Case)
                                                           ($           )
                                                              ----------

                                                              Schedule A
                                                   Accounts Receivable(Net)/Payable
                                                                           Accounts         Accounts Payable          Past Due
        Receivables and Payables Ageings                                  Receivable      [Post Petition]         Post Petition Debt
                                                                        ---------------   -----------------       ------------------
           0 -30 Days                                                                             $ 22,648
                                                                        ---------------   -----------------

           31-60 Days                                                   NOT                       $ 11,875
                                                                        ---------------   -----------------
           61-90 Days                                                   AVAILABLE                 $ 13,955               $415,915
                                                                        ---------------   -----------------              --------
           91+ Days                                                                               $390,085
                                                                        ---------------   -----------------
           Total accounts receivable/payable                                  $505,627            $438,563
                                                                        ---------------   =================
           Allowance for doubtful accounts
                                                                        ---------------
           Accounts receivable (net)                                          $505,627
                                                                        ===============

                                                              Schedule B
                                                     Inventory/Cost of Goods Sold

                                                 Not Applicable to Real Estate Cases.


                                                              Schedule C
                                                             Real Property

           Description                                                                          Cost                Market Value
           -------------------------------------------------------------                  -----------------      -------------------
           OFFICE BUILDING - 250 PARK AVE - NEW YORK, N.Y.                                     $85,540,048       TO BE
           -------------------------------------------------------------                  -----------------      -------------------
                                                                                                                 DETERMINED
           -------------------------------------------------------------                  -----------------      -------------------
           OFFICE BUILDING - 4441 WEST AIRPORT FREEWAY, IRVING, TX                             $ 3,668,591
           -------------------------------------------------------------                  -----------------      -------------------

           -------------------------------------------------------------                  -----------------      -------------------

           -------------------------------------------------------------                  -----------------      -------------------
               Total                                                                           $89,208,639                       $0
                                                                                          =================      ===================

                                                              Schedule D
                                                       Other Depreciable Assets

           Description                                                                          Cost                Market Value
           -----------                                                                          ----                ------------
           Machinery & Equipment -
           -------------------------------------------------------------                  -----------------      -------------------

           -------------------------------------------------------------                  -----------------      -------------------

           -------------------------------------------------------------                  -----------------      -------------------

           -------------------------------------------------------------                  -----------------      -------------------
               Total                                                                                    $0                       $0
                                                                                          =================      ===================

           Furniture & Fixtures -

           -------------------------------------------------------------                  -----------------      -------------------

           -------------------------------------------------------------                  -----------------      -------------------

           -------------------------------------------------------------                  -----------------      -------------------

           -------------------------------------------------------------                  -----------------      -------------------
               Total                                                                                    $0                       $0
                                                                                          =================      ===================

           Office Equipment -

           -------------------------------------------------------------                  -----------------      -------------------

           -------------------------------------------------------------                  -----------------      -------------------

           -------------------------------------------------------------                  -----------------      -------------------
               Total                                                                                    $0                       $0
                                                                                          =================      ===================

           Leasehold Improvements -

           -------------------------------------------------------------                  -----------------      -------------------

           -------------------------------------------------------------                  -----------------      -------------------

           -------------------------------------------------------------                  -----------------      -------------------

           -------------------------------------------------------------                  -----------------      -------------------
               Total                                                                                    $0                       $0
                                                                                          =================      ===================

                                                              Schedule D
                                                       Other Depreciable Assets
                                                                (cont.)

           Vehicles -                                                                           Cost                Market Value
           -------------------------------------------------------------                  -----------------      -------------------

           -------------------------------------------------------------                  -----------------      -------------------

           -------------------------------------------------------------                  -----------------      -------------------
               Total                                                                                    $0                       $0
                                                                                          =================      ===================


                                                              Schedule E
                                                       Pre-Petition Liabilities

                                                                                              Claimed                 Allowed
        List Total Claims Scheduled For Each Classification in Order of Priority -             Amount                Amount (b)
        --------------------------------------------------------------------------             ------                ----------
           Secured claims  (a)                                                                $221,698,704       TO BE
                                                                                          -----------------      -------------------
           Priority wage claims                                                               $          0       DETERMINED
                                                                                          -----------------      -------------------
           Priority tax and other claims                                                      $     16,200
                                                                                          -----------------      -------------------
           General unsecured claims                                                           $  2,321,444
                                                                                          -----------------      -------------------


(a)  List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                                              Schedule F
                                                       Rental Income Information


List the Rental Information Requested Below By Properties

                                               Property 1                 Property 2         Property 3              Property 4
                                               ----------                 ----------         ----------              ----------
           Description of Property          NEW YORK                    TEXAS
                                            ------------------          ---------------   -----------------      -------------------

           Scheduled Gross Rents                   $1,199,810                  $38,250
                                            ------------------          ---------------   -----------------      -------------------
           Less:
               Vacancy Factor
                                            ------------------          ---------------   -----------------      -------------------
               Free Rent Incentives
                                            ------------------          ---------------   -----------------      -------------------
               Other Adjustments
                                            ------------------          ---------------   -----------------      -------------------

                  ----------------          ------------------          ---------------   -----------------      -------------------

                  ----------------          ------------------          ---------------   -----------------      -------------------
           Total Deductions                        $         0                 $     0                  $0                       $0
                                            ------------------          ---------------   -----------------      -------------------

           Scheduled Net Rents                     $1,199,810                  $38,250                  $0                       $0
                                            ==================          ===============   =================      ===================

           Less:  Rents Receivable *
                                            ------------------          ---------------   -----------------      -------------------

           Scheduled Net Rents Collected *         $1,199,810                  $38,250                  $0                       $0
                                            ==================          ===============   =================      ===================

           *  To be completed by cash basis reporters only.

                                                STATEMENT OF OPERATIONS
                                                   (Real Estate Case)

                                          For the Month Ended AUGUST 31, 1998
                                                  -------------------

                                                        ($    )
                                                        -------


           Current Month
-------------------------------------                                                         Cumulative    Next Month
  Actual      Forecast     Variance                                                          (Case to Date)   Forecast
                                           Revenues
$ 1,507,432   $ 1,399,562   $107,870   1   Rent/Leases                                       $ 21,244,019   $ 1,406,284
------------  ----------   ----------                                                        ------------   -----------
                            $      0   2   Real Property Sales - Gross
------------  ----------   ----------                                                        ------------   -----------
$    33,206   $    3,837    $ 29,369   3   Interest                                          $    171,250   $     3,600
------------  ----------   ----------                                                        ------------   -----------
                           $       0   4   Other income - transfer fees                      $        350
------------  ----------   ----------      ---------------------------------------           ------------   -----------
$    57,800                $  57,800   5   Other income - claims                             $     57,800
------------  ----------   ----------      ---------------------------------------           ------------   -----------

$ 1,598,438   $1,403,399   $ 195,039   6   Total Revenues                                    $ 21,473,419   $ 1,409,884
------------  ----------   ----------                                                        ------------   -----------


                                            Expenses
                                       7    Cost of Property Sold
------------  ----------   ----------                                                        ------------   -----------
                                      7a    Initial Cost & Improvement
                                                                                  ---------
                                      7b    less: Depreciation Taken
                                                                                  ---------
                                       8    Selling
------------  ----------   ----------                                                        -----------    -----------
                                       9    Administrative
------------  ----------   ----------                                                        ------------   -----------
$     29,916  $  131,082   $  101,166  10   Interest                                         $  1,097,069   $   131,082
------------  ----------   ----------                                                        ------------   -----------
$     59,583  $   58,334      ($1,249) 11   Rents                                            $    763,335   $    58,334
------------  ----------   ----------                                                        ------------   -----------
                           $        0  12   Compensation to Owner(s)/Officer(s)
------------  ----------   ----------                                                        ------------   -----------
                           $        0  13   Salaries/Commissions
------------  ----------   ----------                                                        ------------   -----------
$     35,192  $   41,872   $    6,680  14   Management Fees                                  $    607,118   $    42,081
------------  ----------   ----------                                                        ------------   -----------
$    410,000  $  435,000   $   25,000  15   Depreciation                                     $  5,506,340   $   435,000
------------  ----------   ----------                                                        -----------    -----------

                                       16   Taxes:
                           $        0  17   Employer Payroll Taxes
------------  ----------   ----------                                                        ------------   -----------
$    249,582  $  337,450   $   87,868  18   Real Property Taxes                              $ 4,335,265    $   337,450
------------  ----------   ----------                                                        -----------    -----------
                           $        0  19   Other Taxes
------------  ----------   ----------                                                        -----------    -----------
                                       20   Other Expenses:
                           $        0  21
------------  ----------   ----------      ---------------------------------------           -----------   -----------
$    350,285  $  329,444     ($20,841) 22   OPERATING EXPENSES                               $ 4,011,494    $  360,618
------------  ----------   ----------      ---------------------------------------           -----------   -----------
                           $        0  23
------------  ----------   ----------      ---------------------------------------           -----------   -----------
                           $        0  24
------------  ----------   ----------      ---------------------------------------           -----------   -----------
                           $        0  25
------------  ----------   ----------      ---------------------------------------           -----------   -----------
                           $        0  26
------------  ----------   ----------      ---------------------------------------           -----------   -----------
                           $        0  27
------------  ----------   ----------      ---------------------------------------           -----------   -----------
                           $        0  28
------------  ----------   ----------      ---------------------------------------           -----------   -----------
                           $        0  29
------------  ----------   ----------      ---------------------------------------           -----------   -----------

$  1,134,558  $1,333,182   $ 198,624   30    Total Expenses                                  $ 16,320,621  $ 1,364,565
------------  ----------   ----------                                                        -----------   -----------

$    463,880  $   70,217   ($393,663)  31    Subtotal                                        $ 5,152,798   $    45,319
------------  ----------   ----------                                                        -----------   -----------
                                            Reorganization Items
$     43,738                           32   Professional Fees                                $   408,038
------------  ----------   ----------                                                        -----------   -----------
                                       33   Provisions for Rejected Executory Contracts
------------  ----------   ----------                                                        -----------   -----------
                                            Interest Earned on Accumulated Cash
                           $        0  34   Resulting from Chp 11 Case
------------  ----------   ----------                                                        -----------   -----------
                           $        0  35   TRUSTEE FEES                                     $    12,750
------------  ----------   ----------       ---------------------------------------           -----------   -----------
$     35,197  $   16,667     ($18,530) 36   RECEIVER FEE                                     $   296,781   $    16,667
------------  ----------   ----------       ---------------------------------------           -----------   -----------
                           $        0  37   DISCLOSURE STATEMENT MAILING COSTS               $   111,058
------------  ----------   ----------       ---------------------------------------           -----------   -----------

$     78,935  $   16,667     ($62,268) 38   Total Reorganization Items                       $   828,627   $    16,667
------------  ----------   ----------                                                        -----------   -----------

$    384,945  $   53,550    ($331,395) 39   Net Profit (Loss) Before Federal & State Taxes   $ 4,324,171   $    28,652
------------  ----------   ----------                                                        -----------   -----------
$          0               $        0  40   Federal & State Income Taxes
------------  ----------   ----------                                                        -----------   -----------

$    384,945  $   53,550    ($331,395) 41 Net Profit (Loss)                                  $ 4,324,171   $    28,652
============  ==========   ==========                                                        ===========   ===========

Explanation of Variance to Statement of Operations
(For variances greater than +/- 10% only)

OPERATING EXPENSES WERE LOWER THAN BUDGETED DUE TO LOWER THAN EXPECTED REPAIR & MAINTENANCE, UTILITY, AND ADVERTISING COSTS

INTEREST EXPENSE WAS LOWER THAN BUDGETED DUE TO THE PAYOFF OF THE EMIGRANT MORTGAGE IN JANUARY 1998.

THE ABOVE INFORMATION WITH RESPECT TO THE NEW YORK PROPERTY WAS PREPARED FROM THE MONTHLY MANAGEMENT

REPORT AND 1998 BUDGET SUBMITTED BY THE RECEIVERS MANAGEMENT AGENT.

                         PAYMENTS MADE TO PROFESSIONALS

                           MONTH ENDED AUGUST 31, 1998





       Date                  Name of Payee                   Amount
       ----                  -------------                   ------

 August 31, 1998           Greenberg Traurig               $17,508.80

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                               (Real Estate Case)

                       For the Month Ended AUGUST 31, 1998
                              --------------------






Cash Balance Beginning of Month ..................              $  9,597,627
                                                                ------------

Cash Receipts  (1) ...............................              $  1,238,060
                                                                ------------

Cash Disbursements  (1) ..........................              $    511,288
                                                                ------------

Excess (Deficiency) of Receipts Over Disbursements              $    726,772
                                                                ------------

Cash Balance End of Month ........................              $ 10,324,399
                                                                ============



Recapitulation of Funds Held at End of Month

                                               Account 1               Account 2              Account 3
                                               ---------               ---------              ---------
Bank                                      CHASE                   EMIGRANT               CITIBANK
                                          --------------------    --------------------   --------------------
Account Type                              MONEY MANAGE            SAVINGS                MONEY MANAGE
                                          --------------------    --------------------   --------------------
Account No.                               323-211038                            22296               19251619
                                          --------------------    --------------------   --------------------
Account Purpose                           OPERATING               LEASE SECURITY         OPERATING
                                          --------------------    --------------------   --------------------

Balance, End of Month                                 $76,308                $180,621            $10,067,470
                                          --------------------    --------------------   --------------------

Total Funds on Hand for all Accounts              $10,324,399
                                          ====================

(1)  Excluding bank transfers between your accounts.